Winslow Green Mutual Funds

winslow green growth fund
winslow green solutions fund

Supplement dated February 27, 2009 to
Prospectus dated May 27, 2008

NOTICE TO SHAREHOLDERS

The Winslow Green Mutual Funds are pleased to announce that the Funds’ Board of Trustees approved certain changes to the Funds’ investment objectives and policies.  Effective April 28, 2009, each Fund’s stated investment objective has been rephrased to more simply reflect each Fund’s goal.  Additionally, the Winslow Green Growth Fund’s stated investment policy to invest 80% of the Fund’s assets in equity securities has been removed.  Please note these changes will not affect the manner in which the investment adviser manages each Fund’s portfolio.  Each Fund will continue to be invested primarily in equity securities as described in the Funds’ Prospectus.  Please note the following specific disclosure changes to be effective April 28, 2009:

Page 1: Winslow Green Growth Fund – Overview of the Fund
What is the Investment Objective of the Fund?

The section will be modified to state the new investment objective:  “The Winslow Green Growth Fund seeks long-term capital growth.”

Page 6: Winslow Green Solutions Fund – Overview of the Fund
What is the Investment Objective of the Fund?

The section will be modified to state the new investment objective:  “The Winslow Green Solutions Fund seeks long-term capital growth.”

Page 10:  Investment Objectives, Principal Strategies and Risks
Winslow Green Growth Fund – Investment Objective

The section will be modified to state the new investment objective:  “The Winslow Green Growth Fund’s investment objective is long-term capital growth.  The Fund’s investment objective is non-fundamental and may be changed by a vote of the Board without shareholder approval upon a 60-day written notice to shareholders.”

Winslow Green Growth Fund – Principal Investment Strategies

The first sentence of the second paragraph will be modified as follows:  “To achieve its investment objective, the Fund intends to invest primarily in equity securities of environmentally sustainable companies as discussed further below.”

Page 11:  Investment Objectives, Principal Strategies and Risks
Winslow Green Solutions Fund – Investment Objective

The section will be modified to state the new investment objective:  “The Winslow Green Solutions Fund’s investment objective is long-term capital growth.  The Fund’s investment objective is non-fundamental and may be changed by a vote of the Board without shareholder approval upon a 60-day written notice to shareholders.”

Page 13:  Investment Information Common to Both Funds

The section entitled “Changes in Investment Strategies” will be deleted in its entirety.

Please retain this Supplement with the Prospectus.